Exhibit 10.5

Great American Minerals, Inc.
Donald James McDowell
9051 South 1075 West, Ste. B-301 West Jordan, UT 84088
Ph: (801) 231-0658 E-MAIL: McDreamerl@AOL.COM

Gary Nordin & Wendy Matheson                                     May 5, 2004
Gale Peak Resources Group



Ph: (604 629-1929   Cell: (604) 789-2175

RE: "Modoc Mine Property": Claim Lease & Option to Purchase - Letter of Intent Offer DF#4, 6, 8, 10, 12, 21, 23, 25, 27, 28,
         29 & 30 - Totaling 12 Claims.

 Greetings,

         Great American Minerals, Inc. (GAM) would still like to finalize the mutually acceptable terms previously discussed regarding Gale Peak Resource's 2/3 ownership in the 12 mining claims listed in this document.

         As previously discussed, the entire initial payment will be made to Gale Peak Resources and all subsequent payments will be made 2/3 to Gale Peak Resources & 1/3 to Great American Minerals (Owner of McDowell's 1/3 Interest). It is our intent to expedite $100,000 in work in the immediate 90 days following execution of this letter agreement.

         As such, Great American Minerals, Inc. (Referred to as GAM) wishes to enter into a mining lease with option to purchase ("Mining Lease") with you for the above-referenced "Property", which is more particularly described below.

The Principal Proposed terms of the agreement are as follows:

                          GREAT AMERICAN MINERALS, Inc.
         Short Term Lease/Option to Purchase Proposal/Agreement Summary

 PROPERTY NAME: Gale Peak Resources Lease & Option to Purchase

         County/State: Lander County, Nevada
         Mining District: Battle Mountain
         T31N, R43E, Within Sections 30
         Claim Name(s): DF#4, 6, 8, 10, 12, 21, 23, 25, 27, 28, 29 & 30 -
                        Totaling 12 Claims.

 2/3 OWNERS:
               Gale Peak Resources Group
               6121 LAKESIDE DRIVE, SUITE 260
               RENO, NEVADA USA 89511
               (Please Supply Appropriate Address)

 1/3 Owner & LEASE HOLDER:       Great American Minerals, Inc.
                                 9051 South 1075 West Ste. B-301
                                 West Jordan, Utah  84088
                                 Contact: Donald McDowell, EVP

LEASE TERMS:

         Effective Date of Agreement: Upon completion of Signatures & Initial Payment. Payment on execution of agreement: US$5,000.00 Note: 100% of initial payment will be payable to Gale Peak Resources & all subsequent payments will be payable 2/3 to Gale Peak Resources & 1/3 to GAM, Inc. (Owner of McDowell's interest) as agreed.

Payments during term of agreement:

                 DATE                             ADVANCE ROYALTY PAYMENT US$
--------------------------------------------------------------------------------
 Initial Payment 100% to Gale Peak                         $5,000.00
 Resources on Signing:
--------------------------------------------------------------------------------
 On or before March 31, 2005                               $15,000.00
--------------------------------------------------------------------------------
 On or before March 31 , 2006                              $30,000.00
--------------------------------------------------------------------------------
 On or before March 31, 2007                               $50,000.00
--------------------------------------------------------------------------------
 On or before March 31, 2008                               $75,000.00
--------------------------------------------------------------------------------
 Annual Thereafter                                        $100,000.00
--------------------------------------------------------------------------------

Work Commitments: As part of the work commitment expenditures, It is understood that one (1) +/-1500' Drill Hole will be completed within the first two years on the target proposed by Gale Peak in their report supplied to GAM, approximately located on the SE side of the Modoc intrusion at the intersection of the North/South & North/West structural intersection targeting the down dropped Modoc Intrusive and associated "Mag Low" at the structural intersection.


   WORK COMMITMENT (US$)            PERIOD WITHIN WHICH WORK IS TO BE PERFORMED
--------------------------------------------------------------------------------
        $100,000.00                             Before March 31,2005
--------------------------------------------------------------------------------
        $100,000.00                           Before September 1, 2006
--------------------------------------------------------------------------------
        $300,000.00                           Before September 1, 2007
--------------------------------------------------------------------------------
        $500,000.00                           Before September 1, 2008
--------------------------------------------------------------------------------
        $500,000.00                           Before September 1, 2009
--------------------------------------------------------------------------------

2% NSR Royalty Interests: The property will be subject to a 2% NSR on production.

$3,000,000 Option to Purchase Property & 1% NSR: At any time during term of this agreement, all of the claim ownership and 1% NSR, may be purchased for a purchase price of US$3,000,000.00 payable 2/3 to Gale Peak Resources & 1/3 to GAM, Inc. (Owner of McDowell's interest) as agreed, leaving a residual 1% NSR payable 2/3 to Gale Peak and 1/3 to GAM. All cash payments paid to owner prior to the exercise of the option shall be credited against the purchase price.

Annual Claim Maintenance Payments: Great American agrees to pay all claim fees.

Assignment: Either party may assign its interest upon written notice fifteen
(30) days prior to transfer.

Report and Data: Upon request by owner, must provide an annual report of expenditures and activities with copies of non-interpretive data.

Termination of Agreement: Great American Minerals may terminate agreement at any time by 30-Day written notice to owner.

Therefore, by signing below you acknowledge the terms of this agreement are both agreeable and binding, upon completion of the agreement by GAME and receipt of the initial payment.

IN WITNESS WHEREOF, the parties have agreed to the above referenced Lease with Option to Purchase Agreement.


               GALE PEAK RESOURCES GROUP, a Nevada Corporation

               By: /s/ Gary Nordin
                   -------------------------------------
                   Gary Nordin,

PROVINCE OF BRITISH COLUMBIA        )
                                    ) ss.
COUNTY OF VANCOUVER                 )


On this 6th day of May, 2004, personally appeared before me, a Notary Public, GARY NORDIN, a duly qualified and acting officer of GALE PEAK RESOURCES GROUP, a Nevada Corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and who acknowledged that he executed the within and foregoing "Lease with Option to Purchase Agreement" as Referenced, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned and acknowledged to me that he executed the above instrument on behalf of said corporation.


/s/ Lawrence W. Talbot
-----------------------------
Notary Public in and for the Province of B.C.
My Commission does not expire



            GREAT AMERICAN MINERALS, INC., a Nevada Corporation

            By: /s/ Donald James McDowell
                -----------------------------
                Donald James McDowell, EVP


STATE OF UTAH                  )
                               ) ss.
COUNTY OF SALT LAKE CITY       )


On this 10 day of May, 2004, personally appeared before me, a Notary Public, DONALD JAMES McDOWELL, a duly qualified and acting officer of GREAT AMERICAN MINERALS, Inc., a Nevada Corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and who acknowledged that he executed the within and foregoing "Agreement To Extend" the "Option Agreement" previously executed as Referenced, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned and acknowledged to me that he executed the above instrument on behalf of said corporation..


/s/ Cynthia Flink
-------------------------------------------
Notary Public in and for the State of UTAH
My Commission Expires 10-10-2007

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

                                 Modoc Property
                                   EXHIBIT "A"

Those certain One Hundred Ten (110) ELM unpatented mining claims, known as the DF-1 thru DF-36, Sadie-23 thru Sadie-36, Sadie-41 thru Sadie-54, Sadie-63 thru Sadie-72 and Sadie-100 thru Sadie-135, located in Lander County, Nevada, described below:

         DF-1 thru DF-36: Located in Lander County, Nevada.
         Township 31 North, Range 43 East, MDB&M - Section 30

               Summary of Great American Minerals, Inc. Ownership
          DF#l-3,5,7,9,ll,13-18,19,20,22,24,26,31-36 Totaling 24 Claims
               Filed April 3, 2003: NMC#225561 through NMC#225584

                    Summary of Gale Peak Resources Ownership
                Great American Minerals. Inc. holds 1/3 Ownership
            DF#4,6,8,10,12,21,23,25,27,28,29 & 30 Totaling 12 Claims

                                  Lander County
          Claim Name                 Book/Page         BLM Serial Number
         DF#4                                               NMC-692139
         DF#6                                               NMC-692141
         DF#8                                               NMC-692143
         DF#10                                              NMC-692145
         DF#12                                              NMC-692147
         DF#21                                              NMC-692156
         DF#23                                              NMC-692158
         DF#25                                              NMC-692160
         DF#27                                              NMC-692162
         DF#28                                              NMC-692163
         DF#29                                              NMC-692164
         DF#30                                              NMC-692165

  Lease Terms (Pending): Proposed by Gale Peak Resources (GAM, Inc. 1/3 Owners)

          "Sadie" Claims: 100% Owned by GAM, Inc. - Total of 74 Claims

         Sadie-23 thru Sadie-36: Located September 15, 2003 in Lander County, Nevada. Township 31 North, Range 42 East, MDB&M - Section 24 NMC 857621 thru NMC 857634

         Sadie-41 thru Sadie-54: Located in Lander County, Nevada. NMC 857635 thru NMC 857648

         Sadie-63 thru Sadie-72: Located in Lander County, Nevada. NMC 863351 -NMC 863360 Township 31 North, Range 43 East, MDB&M - Section 36

         Sadie-100 thru Sadie-135: Located in Lander County, Nevada. Township 30 North, Range 43 East, MDB&M - Section 6 NMC - Pending

      Summary of GAM, Inc. Ownership/Quitclaim History - Total of 38 Claims

March 31. 2003 Quitclaim: DF#1-5,7,9,11,13-18,19-22,24,26,31-36; Totaling 26
Claims from Donald McDowell to Great American Minerals, Inc.

March 31, 2003 Quitclaim: DF#4,6,8,10,12,21,23,25,27,28,29 & 30 Totaling 12
Claims from Donald McDowell to Great American Minerals, Inc.